Exhibit 10.6

Translation of Trust Agreement for Hugh Wang’s Beneficial Ownership of Timesway Shares on Behalf of PJCL Employees

Consigner: ____________
ID. No.: ______________
Consignee: Wang Hu
ID. No.: 370102195907053717

The consigner, _____________, actually holds _____ of the share issued by Timesway Group Limited (including option). Timesway Group Limited holds 94.12% of the share issued by Pansoft Company Limited, thus I actually hold indirectly _______ of the share issued by Pansoft Company Limited (including option). Now, the share (including option) I actually hold is authorized to the consignee to hold.

Signature of Consigner: ________ Signature of Consignee: Wang Hu

Date: __________      Date: ___________

This letter of authorization shall be executed in three copies, each of which shall be deemed an original. One copy shall be given to the Consigner, another copy to Consignee, and the third copy shall be kept in the Company for reference.

Shareholder list of Pansoft Company Limited and Pansoft Pansoft (Jinan) Co., Ltd

	Name	Timeway Shares	Pansoft shares	Pansoft shares (%)	Timeway shares (%)
1	Guoqiang Lin	875,000	823,550	16.47%	17.50%
2	Hu Wang	875,000	823,550	16.47%	17.50%
3	YanDong Li	166,500	156,710	3.13%	3.33%
4	Bingzhang Ren	166,500	156,710	3.13%	3.33%
5	Liangshan Shi	166,500	156,710	3.13%	3.33%
6	Huawen Song	166,500	156,710	3.13%	3.33%
7	Hongwei Xiang	166,500	156,710	3.13%	3.33%
8	HuaMao Yang	169,375	159,416	3.19%	3.39%
9	Yanbing Zhang	166,500	156,710	3.13%	3.33%
10	XueWei Feng	94,000	88,473	1.77%	1.88%
11	FengXin Gao	94,000	88,473	1.77%	1.88%
12	Lisha Li	94,000	88,473	1.77%	1.88%
13	Shoulin Li	94,000	88,473	1.77%	1.88%
14	Shouqiang Li	94,000	88,473	1.77%	1.88%
15	Hua Lin	94,000	88,473	1.77%	1.88%
16	Shanyong Wei	94,000	88,473	1.77%	1.88%
17	Renguang Geng	65,000	61,178	1.22%	1.30%
18	Lei Li	65,000	61,178	1.22%	1.30%
19	WenXia Li	65,000	61,178	1.22%	1.30%
20	Zhonghai Liu	65,000	61,178	1.22%	1.30%
21	Yutao Nie	65,000	61,178	1.22%	1.30%
22	Xinhua Sui	65,000	61,178	1.22%	1.30%
23	Wei Bao	33,000	31,060	0.62%	0.66%
24	Yujiang Cao	33,000	31,060	0.62%	0.66%
25	Mingsheng He	33,000	31,060	0.62%	0.66%
26	Kebing Li	33,000	31,060	0.62%	0.66%
27	Likai Li	33,000	31,060	0.62%	0.66%
28	Qiang Li	33,000	31,060	0.62%	0.66%
29	Xing Li	33,000	31,060	0.62%	0.66%
30	Xueshen Li	33,000	31,060	0.62%	0.66%
31	Shiyong Liu	33,000	31,060	0.62%	0.66%
32	Qiancheng Lu	33,000	31,060	0.62%	0.66%
33	Qingfu Shang	33,000	31,060	0.62%	0.66%
34	Huabin Wang	33,000	31,060	0.62%	0.66%
35	Jun Wang	33,000	31,060	0.62%	0.66%
36	Fatao Xiao	33,000	31,060	0.62%	0.66%
37	Renhai Yu	33,000	31,060	0.62%	0.66%
38	Heng Zhang	33,000	31,060	0.62%	0.66%
39	Yonghui Zhang	33,000	31,060	0.62%	0.66%
40	Yunjian Zhang	33,000	31,060	0.62%	0.66%

41	Zhiyong Zhang	33,000	31,060	0.62%	0.66%
42	Feisheng Zhao	33,000	31,060	0.62%	0.66%
43	Zhongsheng Zhao	33,000	31,060	0.62%	0.66%
44	Jun Chen	25,000	23,530	0.47%	0.50%
45	Shihui Gao	25,000	23,530	0.47%	0.50%
46	Jian Guo	25,000	23,530	0.47%	0.50%
47	Xiaofeng Hu	25,000	23,530	0.47%	0.50%
48	Kun Liu	25,000	23,530	0.47%	0.50%
49	Weihong Liu	25,000	23,530	0.47%	0.50%
50	Dongyang Luo	25,000	23,530	0.47%	0.50%
51	Xuqi Wang	25,000	23,530	0.47%	0.50%
52	Minghai Cao	10,000	9,412	0.19%	0.20%
53	Jianxun Gao	10,000	9,412	0.19%	0.20%
54	Shijun Kong	10,000	9,412	0.19%	0.20%
55	Chong Luo	10,000	9,412	0.19%	0.20%
56	Naigang Wang	10,000	9,412	0.19%	0.20%
57	Zhen Wang	10,000	9,412	0.19%	0.20%
58	Zhong Zhao	10,000	9,412	0.19%	0.20%
59	Wei Zhao	12,125	11,412	0.23%	0.24%
60	Yongqi Zhao	10,000	9,412	0.19%	0.20%
61	Dehai Fu	10,000	9,412	0.19%	0.20%
62	Shouzhen Fan	5,000	4,706	0.09%	0.10%
63	Lin Li	5,000	4,706	0.09%	0.10%
64	Jing Wang	5,000	4,706	0.09%	0.10%
65	Bendi Xin	5,000	4,706	0.09%	0.10%
66	Yulin Zheng	5,000	4,706	0.09%	0.10%
67	Pengfei Qu	10,000	9,412	0.19%	0.20%
68	Yongjin Song	1,500	1,412	0.028%	0.03%
69	Weigong Liu	2,000	1,871	0.038%	0.04%
	Baring		294,000	5.88%
	Total	5,000,000	5,000,000	100%	100%